Exhibit 32.2

CERTIFICATION

In connection with the annual report of CPC of America, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marcia J. Hein, Chief Financial Officer (Principal Accounting and Financial Officer), certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2011	/s/ Marcia J. Hein
Marcia J. Hein
Chief Financial Officer (Principal Accounting and Financial Officer)